EXHIBIT 99.1

Service Corporation International Second Quarter 2002 Financial Update

Second Quarter Financial Highlights $2,505.3 $118.5 $.25 $68.7 $1,104.7 $2,007.5 $110.2 $.25 $77.8 $1,121.2 Net Debt $57.7 $59.2 Recurring Free Cash Flow $.11 $.09 Diluted E.P.S. before nonrecurring $31.0 $28.1 Earnings before nonrecurring $537.4 $561.4 Comparable Revenues (Dollars in millions) NOTE: Excludes nonrecurring items in all periods. 2001 amounts are reclassified to conform to 2002 presentation. Net Debt at 2001 is as of December 31, 2001. 6/30/02 6/30/02 6/30/01PF 6 months ended 6/30/01PF 3 months ended

North America Operating Highlights FUNERAL Revenues $274.2 $274.6 $574.5 $572.9 Gross Profit $54.1 $57.4 $134.7 $133.4 Gross Margin 19.7% 20.9% 23.5% 23.3% Case Volume 67,503 68,963 142,410 143,638 Average Revenue $4,042 $3,955 $4,017 $3,963 CEMETERY Revenues $163.9 $143.9 $301.0 $290.8 Gross Profit $23.2 $21.5 $38.7 $44.8 Gross Margin 14.2% 14.9% 12.9% 15.4% Comparable North America businesses only (Dollars in millions) 3 months ended 6/30/02 6/30/02 6/30/01PF 6/30/01PF 6 months ended

Reduce overhead Sell non-strategic & underperforming assets Increase cash flow Pay down debt Improve credit profile Key Financial Objectives

(Dollars in millions) Goal: Reduce Overhead 3/31/00 6/30/00 9/30/00 12/31/00 3/31/01 6/30/01 9/30/01 12/31/01 3/31/02 6/30/02 Corporate G&A Expense 20113 19734 20185 19901 17979 18423 17049 16858 15731 15092 % of Revenues 0.029426 0.031 0.03278 0.031639 0.026526 0.029776 0.02924 0.02672 0.026855 0.02665 Corporate G & A Expense NOTE: G&A expense at 6/30/02 excludes $4.5 million of noncash amortization costs associated with the implementation of new contract management and accounting systems.

(Dollars in millions) Goal: Sell Non-Strategic Assets Year Proceeds Description 2000 $489 Insurance companies; currency and finance portfolios 2001 $426 Australia, Spain and Portugal joint ventures; certain North American businesses; equity interest in Arbor 2002E $300-$400 United Kingdom joint venture and certain North American businesses; Closed $307 million in proceeds through 6/30/02 TOTAL $1,215-$1,315

(Dollars in millions) Goal: Increase Free Cash Flow Total and Recurring Operating Free Cash Flow 12/31/2000 12/31/2001 12/31/02 Goal 12/31/03 Goal 6/30/01YTD 6/30/02YTD 62 $200 $220 $332 170 158 162 $160 - $180 118 110 131 14 $249 $124 NOTE: Recurring free cash flow is calculated by adjusting cash flows provided by operating activities to exclude nonrecurring items and then subtracting maintenance capital expenditures.

Cash Flow Components EBITDA $103.6 $122.3 $243.0 $268.9 Cash Interest (63.3) (77.6) (85.5) (123.2) Cash Taxes (3.4) (3.4) (1.0) (6.8) Changes in Working Capital 37.2 22.9 (18.2) 12.6 Maintenance Cap Ex (14.9) (6.4) (28.1) (33.0) Recurring Free Cash Flow $59.2 $57.7 $110.2 $118.5 Growth Cap Ex (6.8) (2.5) (11.9) (3.5) Nonrecurring cash flows 4.6 8.6 25.9 134.2 Total Free Cash Flow $57.1 $63.9 $124.2 $249.2 (Dollars in millions) 6/30/02 6/30/01 6 months ended 6/30/01 3 months ended 6/30/02

(Dollars in millions) Goal: Pay Down Debt NOTE: 3/31/02 and 12/31/01 Net Debt excludes approximately $110 million of debt associated with the restructure of a French subsidiary which was satisfied with noncash assets on 5/15/02. 12/31/99 12/31/00 12/31/01 3/31/02 6/30/02 12/31/02 Goal 0 Net Debt 4002.2 3220.2 2392.3 2025 2007 1850 4,002 3,220 2,392 2,025 1,800-1,900 12/31/02 Goal = $1.8 - $1.9 Billion Net Debt (Total Debt Less Cash) 2,007

(Dollars in millions) Debt Maturities Estimated as of August 5, 2002 2003 2004 2005 2006 2007 2008 2009 Thereafter Public Bonds 99 181 579 150 150 200 200 0 Other 13 17 26 28 15 20 8 23 Convertible Debt 0 0 0 0 0 345 0 $112 $199 $178 $165 $565 $208 $23 $605 NOTE: Excludes cash on hand of approximately $100 million $305PF $508PF Proforma amounts assume successful completion of the $300 million proposed exchange of Notes due in 2005 with Notes due in 2009

Goal: Improve Credit Profile 12/31/00 12/31/01 6/30/02 2002 Goal Revenues $2,565 $2,510 $2,366 EBITDA $489 $498 $472 EBITDA Margin 19.1% 19.8% 20.0% EBITDA/Interest Expense 1.7x 2.3x 2.6x Senior Net Debt/EBITDA 6.6x 4.3x 3.5x Less than 4 Senior Net Debt/Free Cash Flow 51.9x 12.6x 10.3x 10 or less (Dollars in millions)